Global Strategic Income Fund (the “Fund”)

(Class A Shares – VEEEX)
(Class C Shares – VEECX)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated November 20, 2015
To the Fund’s Prospectus and Statement of Additional Information dated September 30, 2015
(as supplemented from time to time)

* * * * * * * *

Consolidation of Service Providers to the Fund

Effective December 1, 2015, the services provided by certain service providers to the Fund will be transferred to an affiliated service provider such that the primary operational services are provided by one entity. Currently, two affiliated companies (listed below) provide the Fund with transfer agency and administrative services. Due to an internal restructuring within the overall organization, these services will now be consolidated and provided by a single company – Commonwealth Fund Services, Inc. As such, any and all references to Commonwealth Shareholder Services, Inc. in the Fund’s prospectus and statement of additional information are hereby deleted in their entirety and replaced with Commonwealth Fund Services, Inc. No changes are being proposed with regard to any other Fund service providers.

Current Providers

     Commonwealth Fund Services, Inc. – transfer agency services
Commonwealth Shareholder Services, Inc. – administrative services

New Provider

Commonwealth Fund Services, Inc. – administration and transfer agency services

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE